Fidelity®

Magellan®

Fund

Annual Report

March 31, 2001

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Despite the Federal Reserve Board's third interest rate cut of 2001, equities continued to slump through the end of March, as the correction that began in the technology and telecommunications sectors spread to other segments of the market. The S&P 500® suffered its worst quarterly loss since the third quarter of 1990. Investment-grade bonds were a welcome sanctuary from the turbulence; corporate bonds in particular had a strong quarter.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended March 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Magellan ®	-24.22%	82.93%	291.45%
Fidelity Magellan (incl. 3.00% sales charge)	-26.50%	77.44%	279.70%
S&P 500 ®	-21.68%	94.06%	284.78%
Growth Funds Average	-26.22%	75.02%	241.61%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,573 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended March 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Magellan	-24.22%	12.84%	14.62%
Fidelity Magellan (incl. 3.00% sales charge)	-26.50%	12.15%	14.27%
S&P 500	-21.68%	14.18%	14.42%
Growth Funds Average	-26.22%	11.35%	12.65%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Magellan® Fund on March 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by March 31, 2001, the value of the investment would have grown to $37,970 - a 279.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $38,478 - a 284.78% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of March 31, 2001, the one year, five year, and 10 year cumulative total returns for the large cap core funds average were, -22.12%, 74.89%, and 223.57%, respectively. The one year, five year, and 10 year average annual total returns were, -22.12%, 11.64%, and 12.24%, respectively. The one year, five year and 10 year cumulative returns for the large cap supergroup average were, -26.10%, 74.37%, and 230.35%, respectively. The one year, five year, and 10 year average annual total returns were, -26.10%, 11.49%, and 12.46%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12-month period ending March 31, 2001, was marked by a major reversal of the U.S. economy. A year ago, the Federal Reserve Board, fearing inflation, was moving swiftly to cool down the robust economy through a series of interest-rate hikes. Its most decisive blow - a one-half percentage point increase in the federal funds rate in May of 2000 - deviated from several of the Fed's previous policy moves that had increased rates one-quarter of a percentage point. Such action proved effective. The growth rate of the U.S. economy slowed considerably. Corporate earnings results grew progressively weaker as the period wore on, resulting in layoffs and reduced growth forecasts across a variety of sectors. Not surprisingly, the U.S. stock market reacted pessimistically to the decelerating economy. For the period, the tech-heavy NASDAQ Composite® Index fell 59.67%, while the Standard & Poor's 500SM Index, a benchmark of 500 larger companies, fell 21.68%. Faring slightly better, blue-chip industrial stocks, as represented by the Dow Jones Industrial Average SM, declined 8.11%, and the Russell 2000® Index, a benchmark of smaller companies, returned -15.33%. In an effort to revitalize the economy, the Fed cut key interest rates a full percentage point through two separate moves in January 2001, and reduced rates another one-half percentage point in March. However, its efforts had little immediate effect on the economy, or on the U.S. equity market.

(Portfolio Manager photograph)
An interview with Robert Stansky, Portfolio Manager of Fidelity Magellan Fund

Q. Bob, how did the fund perform?

A. Not as well as I would have liked. During the 12 months ending March 31, 2001, the fund had a total return of -24.22%. That lagged the total return of the fund's benchmark, the Standard & Poor's 500 Index. During the same period, the S&P 500 returned -21.68%. Magellan did, however, top the performance of its average peer. The average return of growth funds tracked by Lipper Inc. was -26.22% during the period.

Q. Obviously, this was the most painful period in recent history for stock market investors. What happened?

A. I would say the two most critical elements of this downturn were a dramatically slowing economy and high valuations - stock prices relative to earnings. We began to see the first signs that rising interest rates were beginning to slow economic growth last spring and it accelerated from there. However, what surprised me were not the first and second segments of the slowdown in the spring and summer of 2000; they were somewhat expected. Rather, it was the speed at which the third and fourth legs of the downdraft hit late in 2000 and early this year. That felt like a drop of historic proportions. Needless to say, the overall slowdown had a hugely negative effect on corporate earnings projections. A year ago in this report, I mentioned that I was concerned about high valuations, and not just in technology stocks. In hindsight, my fears were well founded; valuation levels were way out of whack on the high side and unsustainable. Combine these historically high valuations with a slowing economy, and the results speak for themselves.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did Magellan Fund trail the S&P 500 over the past year?

A. A few key reasons. First, the fund was underweighted relative to the S&P 500 over the past 12 months in some of the more traditionally defensive sectors of the market such as utilities and consumer staples. As the market sank, investors moved money into these areas, which supported stock prices. Health care - another defensive sector - also was slightly underrepresented in the fund relative to the index over the past year. However, the positive effects of strong stock selection within this sector - for example, health-care provider Cardinal Health - outweighed the negative effects of the underweighting. Similarly, within the consumer staples sector, an overweighting in Philip Morris boosted the fund's performance. Also, I remained somewhat overweighted in retail stocks such as Home Depot and the Gap over the past year. The slowing economy hit these companies harder and faster than I expected. In terms of technology, the fund generally held a smaller percentage of its assets in tech than did the index during the period and, given the sharp decline in the sector, that had a positive effect on performance. However, the fund's investments in some of the more early-stage tech companies detracted from performance in recent months.

Q. What do you mean by "early-stage" tech companies?

A. These are simply companies that are younger and earlier in their evolution. I maintained the fund's investments in companies such as Redback Networks and Juniper Networks - neither of which are in the S&P 500 - because I felt that they had a better chance of continuing strong earnings growth through a difficult economic period. However, the shutdown of access to financing through the capital markets and the rapidly shrinking economy caused the end markets for telecommunications, computing and networking to dry up faster than expected, which hurt the near-term prospects of these companies. Not surprisingly, only a relatively small number of technology companies in the S&P 500 - 27 out of 81 - outperformed the index over the past six months.

Q. As of March 31, 2001, the fund held 11.6% of its assets in technology stocks compared to 17.4% for the S&P 500. Why is the fund still underweighted in the sector?

A. At the end of the period, I felt there were more questions than answers regarding technology. Looking back, several elements converged to cause the downfall of tech stocks through 2000 and into 2001. I've mentioned high valuations. In addition, the late '90s saw a combination of significant Y2K spending - which had a finite duration - and the rapid build-out of technology networks by newer companies that quickly received funding from the capital markets despite a lack of earnings history. That ended when it became increasingly difficult for these companies to raise the capital they needed to sustain strong growth. Plus, the slowing economy put pressure on corporate profits across the entire market, causing many different types of companies to begin to cut their spending on technology. As a result, I reduced investments on some of the larger tech companies, believing that - because of their size - they would find it difficult to sustain the strong growth rates of recent years. For example, Cisco Systems, EMC and Sun Microsystems were no longer among the fund's top 10 investments at the end of the period. Looking ahead, I'm trying to analyze how long the soft demand for tech products will last. And I'm trying to examine how quickly companies will work through the excess tech inventory in the marketplace before they begin to reorder products and services. Longer term, I believe the technology sector still offers attractive growth. But I'll have a better feel about the near term in the months ahead.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How have you positioned the fund for the months ahead?

A. Valuations are relatively high in some of the defensive sectors I mentioned earlier, so I've kept the fund underweighted there. I want the fund to be fairly aggressively positioned to take advantage of potential improvement in the economy as the year moves on. I've kept the fund overweighted in the financial and consumer discretionary sectors, focusing on companies that I believe will benefit from a strengthening economy and healthier financial markets. Additionally, the fund remained overweighted in the energy sector at the end of the period. This sector was a strong contributor to the fund's performance over the past year as supply/demand characteristics of this market remained attractive.

Q. Bob, what's your outlook?

A. I'm pretty optimistic about the market overall. That said, I expect subdued returns compared to those of recent years because of the slowdown in the growth of corporate profits. The Federal Reserve Board lowered short-term interest rates three times so far in 2001 through the end of March in an attempt to stave off a recession. It's good to have the Fed on your side; historically, the market has done well following rate cuts. Certainly, many questions remain about where the economy and corporate earnings are heading in the near term. I don't know where the market bottom will be, but there will be successful stocks in any market environment. Historically, after an economic slowdown, cyclical stocks have tended to outperform heading into the next recovery. And especially attractive are cyclical industries where reduced capacity has led to a better pricing environment for their products. I'll be looking for opportunities there. Also, I'll opportunistically look for growth stocks whose prices have fallen significantly and whose earnings were perceived as less cyclical, but whose earnings - in reality - did suffer in the economic slowdown and are poised to grow in a recovery. Overall, I want to focus on solid companies with positive prospects for growth and reasonable stock valuations. I'll be asking myself, "Is the market's outlook for this stock too pessimistic given where the company may be 12 to 24 months from now?" If the answer is yes, I'm on my way.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing primarily in common stocks

Fund number: 021

Trading symbol: FMAGX

Start date: May 2, 1963

Size: as of March 31, 2001, more than $80.1 billion

Manager: Robert Stansky, since 1996; manager, Fidelity Growth Company Fund and Fidelity Advisor Equity Growth Fund, 1987-1996; Fidelity Emerging Growth Fund, 1990-
1991; Fidelity Select Defense & Aerospace Portfolio, 1984-
1985; joined Fidelity in 1983

3

Bob Stansky on the recent market downturn:

"What the market has done recently is disappointing and painful. No doubt about it. But it's important to maintain perspective. The S&P 500 rose more than 20% each calendar year from 1995 through 1999. I've said it before in this report that those returns were way above the historical average annual return of the market, which is closer to 11%. Therefore, while it feels like the market we've experienced recently is out of the norm for us, the fact is that the past several years were the real anomaly.

"What's happened lately represents somewhat of a reversion to the mean. The late '90s were a great time to be in the market; we all experienced a solid buildup of wealth. It's interesting to look at the numbers to gain the perspective I'm referring to. At the beginning of 1995, the S&P 500 stood at 616. It was 1,469 by the end of 1999. Even with the recent downturn, the S&P was at 1,160 at the end of March 2001. It'll be interesting to see where we go from here."

Annual Report

Investment Changes

Top Ten Stocks as of March 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.9	5.1
Citigroup, Inc.	4.1	3.0
Exxon Mobil Corp.	2.9	2.5
American International Group, Inc.	2.7	1.9
Viacom, Inc. Class B (non-vtg.)	2.5	2.0
Pfizer, Inc.	2.4	1.8
Tyco International Ltd.	2.2	2.1
Microsoft Corp.	1.9	1.6
Home Depot, Inc.	1.9	2.4
AOL Time Warner, Inc.	1.8	2.3
	27.3
Top Five Market Sectors as of March 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	14.5
Consumer Discretionary	16.3	15.4
Health Care	13.1	10.5
Information Technology	11.6	28.5
Industrials	11.2	10.2
Asset Allocation (% of fund's net assets)
As of March 31, 2001 *		As of September 30, 2000 **
	Stocks 95.1%		Stocks 96.3%
	Short-Term Investments and Net Other Assets 4.9%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	4.0%	** Foreign investments	5.2%

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Annual Report

Investments March 31, 2001

Showing Percentage of Net Assets

Common Stocks - 95.1%
		Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 16.3%
Automobiles - 0.5%
Ford Motor Co.	12,735,454	$ 358,121
Hotels Restaurants & Leisure - 0.7%
AFC Enterprises, Inc. (a)	85,000	1,636
Extended Stay America, Inc. (a)(c)	5,859,603	87,894
Harrah's Entertainment, Inc. (a)	200,000	5,886
Hilton Hotels Corp.	300,000	3,135
McDonald's Corp.	11,594,800	307,842
MGM Mirage, Inc.	500,000	12,550
Park Place Entertainment Corp. (a)	4,029,200	41,299
Starwood Hotels & Resorts Worldwide, Inc. unit	2,699,327	91,804
		552,046
Household Durables - 0.3%
Black & Decker Corp.	1,500,000	55,125
Centex Corp.	600,000	24,990
Leggett & Platt, Inc.	8,516,700	163,776
Maytag Corp.	300,000	9,675
		253,566
Leisure Equipment & Products - 0.0%
Eastman Kodak Co.	365,000	14,560
Media - 8.1%
AOL Time Warner, Inc. (a)	36,886,854	1,481,007
Charter Communications, Inc. Class A (a)	2,300,000	52,038
Clear Channel Communications, Inc. (a)	14,032,854	764,089
Comcast Corp. Class A (special) (a)	3,250,000	136,297
Cox Communications, Inc. Class A (a)	2,689,400	119,651
EchoStar Communications Corp. Class A (a)	2,400,000	66,450
Fox Entertainment Group, Inc. Class A (a)	2,588,000	50,725
Gannett Co., Inc.	3,010,400	179,781
General Motors Corp. Class H	1,784,054	34,789
Grupo Televisa SA de CV sponsored GDR (a)	600,000	20,046
Harcourt General, Inc.	648,900	36,124
McGraw-Hill Companies, Inc.	2,926,000	174,536
News Corp. Ltd. sponsored ADR	3,900,000	122,460
Omnicom Group, Inc.	6,751,576	559,571
Tribune Co.	2,233,922	91,010
UnitedGlobalCom, Inc. Class A (a)	1,100,000	14,438
Univision Communications, Inc. Class A (a)	790,000	30,146
USA Networks, Inc. (a)	1,389,600	33,264
Viacom, Inc. Class B (non-vtg.) (a)	44,739,937	1,967,215
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Vivendi Universal SA sponsored ADR	3,040,000	$ 184,376
Walt Disney Co.	14,157,000	404,890
		6,522,903
Multiline Retail - 2.6%
Costco Wholesale Corp. (a)	1,400,000	54,950
Federated Department Stores, Inc. (a)	1,147,300	47,670
Kmart Corp. (a)	1,000,000	9,400
Neiman Marcus Group, Inc. Class A (a)	668,700	21,800
Sears, Roebuck & Co.	2,000,000	70,540
Target Corp.	14,888,600	537,181
Wal-Mart Stores, Inc.	26,087,840	1,317,436
		2,058,977
Specialty Retail - 3.7%
AutoNation, Inc.	11,567,927	104,111
Best Buy Co., Inc. (a)	5,232,600	188,164
Circuit City Stores, Inc. - Circuit City Group	1,200,000	12,720
Gap, Inc.	13,129,300	311,427
Home Depot, Inc.	34,426,500	1,483,782
Intimate Brands, Inc. Class A	639,630	9,403
Lowe's Companies, Inc.	2,000,000	116,900
Office Depot, Inc. (a)	11,443,800	100,133
Staples, Inc. (a)	22,600,000	336,175
The Limited, Inc.	8,536,800	134,198
TJX Companies, Inc.	5,296,800	169,498
		2,966,511
Textiles & Apparel - 0.4%
Liz Claiborne, Inc.	2,547,800	119,874
NIKE, Inc. Class B	3,398,500	137,809
Polo Ralph Lauren Corp. Class A (a)(c)	2,333,700	64,177
		321,860
TOTAL CONSUMER DISCRETIONARY		13,048,544
CONSUMER STAPLES - 6.1%
Beverages - 2.0%
Anheuser-Busch Companies, Inc.	2,783,200	127,832
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc.	13,424,300	$ 589,998
The Coca-Cola Co.	18,466,100	833,929
		1,551,759
Food & Drug Retailing - 1.2%
Albertson's, Inc.	500,000	15,910
CVS Corp.	6,731,786	393,742
Kroger Co. (a)	3,810,000	98,260
Safeway, Inc. (a)	8,554,400	471,775
		979,687
Household Products - 0.7%
Kimberly-Clark Corp.	4,300,000	291,669
Procter & Gamble Co.	4,747,300	297,181
		588,850
Personal Products - 0.5%
Avon Products, Inc.	2,546,000	101,815
Gillette Co.	9,806,200	305,659
		407,474
Tobacco - 1.7%
Philip Morris Companies, Inc.	28,663,400	1,360,078
TOTAL CONSUMER STAPLES		4,887,848
ENERGY - 8.6%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	5,321,000	193,206
Cooper Cameron Corp. (a)	1,671,500	90,261
ENSCO International, Inc.	834,000	29,190
Global Marine, Inc. (a)	1,000,000	25,600
Halliburton Co.	9,099,600	334,410
Nabors Industries, Inc. (a)	700,000	36,288
Noble Drilling Corp. (a)	775,000	35,774
Santa Fe International Corp.	300,000	9,750
Schlumberger Ltd. (NY Shares)	11,046,300	636,377
Transocean Sedco Forex, Inc.	1,912,563	82,910
Weatherford International, Inc.	500,000	24,675
		1,498,441
Oil & Gas - 6.7%
Anadarko Petroleum Corp.	4,910,000	308,250
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Apache Corp.	2,259,715	$ 130,182
BP Amoco PLC sponsored ADR	5,868,842	291,212
Burlington Resources, Inc.	2,952,525	132,125
Chevron Corp.	7,462,100	655,172
Conoco, Inc. Class B	8,292,088	234,251
Devon Energy Corp.	200,000	11,640
Exxon Mobil Corp.	28,931,368	2,343,441
Occidental Petroleum Corp.	4,321,400	106,955
Royal Dutch Petroleum Co. (NY Shares)	7,932,700	439,789
Shell Transport & Trading Co. PLC (Reg.)	13,327,100	103,796
Texaco, Inc.	6,352,000	421,773
Tosco Corp.	2,000,000	85,520
TotalFinaElf SA Series B	1,000,000	135,900
USX - Marathon Group	550,000	14,823
		5,414,829
TOTAL ENERGY		6,913,270
FINANCIALS - 20.5%
Banks - 4.5%
Bank of America Corp.	15,901,954	870,632
Bank of New York Co., Inc.	1,654,400	81,463
Bank One Corp.	4,573,800	165,480
Charter One Financial, Inc.	2,855,960	80,824
Comerica, Inc.	2,321,000	142,742
First Union Corp.	3,520,852	116,188
FleetBoston Financial Corp.	10,810,083	408,081
Mellon Financial Corp.	1,900,000	76,988
PNC Financial Services Group, Inc.	792,800	53,712
SunTrust Banks, Inc.	500,000	32,400
Synovus Finanical Corp.	1,709,775	46,164
U.S. Bancorp	8,110,674	188,168
Wachovia Corp.	1,500,000	90,375
Wells Fargo & Co.	25,455,000	1,259,259
		3,612,476
Diversified Financials - 11.9%
American Express Co.	15,883,300	655,980
Capital One Financial Corp.	400,000	22,200
Charles Schwab Corp.	6,425,000	99,074
Citigroup, Inc.	73,455,653	3,304,035
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Daiwa Securities Group, Inc.	3,571,000	$ 33,585
Fannie Mae	17,281,100	1,375,576
Freddie Mac	13,411,600	869,474
Goldman Sachs Group, Inc.	7,298,500	621,102
Household International, Inc.	3,920,395	232,244
J.P. Morgan Chase & Co.	15,429,300	692,776
MBNA Corp.	1,600,000	52,960
Merrill Lynch & Co., Inc.	6,092,900	337,547
Morgan Stanley Dean Witter & Co.	17,566,270	939,795
Nikko Securities Co. Ltd.	5,500,000	38,349
Nomura Securities Co. Ltd.	6,301,000	112,331
Providian Financial Corp.	3,175,000	155,734
		9,542,762
Insurance - 3.8%
AFLAC, Inc.	5,697,000	156,895
American General Corp.	400,000	15,300
American International Group, Inc.	26,499,570	2,133,215
Berkshire Hathaway, Inc. Class A (a)	557	36,456
Conseco, Inc.	500,000	8,050
Hartford Financial Services Group, Inc.	1,400,000	82,600
Marsh & McLennan Companies, Inc.	2,037,700	193,643
MetLife, Inc.	5,000,000	150,250
The Chubb Corp.	1,800,000	130,392
The St. Paul Companies, Inc.	400,000	17,620
UnumProvident Corp.	3,333,400	97,402
W.R. Berkley Corp.	300,000	13,519
		3,035,342
Real Estate - 0.3%
Equity Office Properties Trust	1,986,400	55,619
Equity Residential Properties Trust (SBI)	1,271,500	66,156
Host Marriott Corp.	9,930,200	115,985
Public Storage, Inc.	936,300	24,578
		262,338
TOTAL FINANCIALS		16,452,918
HEALTH CARE - 13.1%
Biotechnology - 0.7%
Amgen, Inc. (a)	500,000	30,094
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Applera Corp. - Celera Genomics Group (a)	301,800	$ 9,311
Biogen, Inc. (a)	700,000	44,319
Genentech, Inc. (a)	4,741,850	239,463
Genzyme Corp. - General Division (a)	500,000	45,165
Human Genome Sciences, Inc. (a)	200,000	9,200
Millennium Pharmaceuticals, Inc. (a)	200,000	6,092
Serono SA sponsored ADR (a)	7,134,600	144,119
		527,763
Health Care Equipment & Supplies - 0.6%
Guidant Corp. (a)	1,400,000	62,986
Inverness Medical Technology, Inc. (a)	1,221,600	31,823
Medtronic, Inc.	9,318,000	426,205
		521,014
Health Care Providers & Services - 2.1%
Cardinal Health, Inc.	9,215,824	891,631
CIGNA Corp.	200,000	21,472
Express Scripts, Inc. Class A (a)	1,000,000	86,680
HEALTHSOUTH Corp. (a)	12,352,200	159,220
UnitedHealth Group, Inc.	6,588,200	390,417
Wellpoint Health Networks, Inc. (a)	1,200,000	114,372
		1,663,792
Pharmaceuticals - 9.7%
Abbott Laboratories	11,996,500	566,115
American Home Products Corp.	10,379,200	609,778
Bristol-Myers Squibb Co.	18,676,900	1,109,408
Elan Corp. PLC sponsored ADR (a)	2,902,000	151,630
Eli Lilly & Co.	15,188,500	1,164,350
Johnson & Johnson	4,300,100	376,130
Merck & Co., Inc.	12,768,700	969,144
Pfizer, Inc.	46,377,975	1,899,178
Pharmacia Corp.	4,682,800	235,873
Sanofi-Synthelabo SA	811,721	45,032
Schering-Plough Corp.	18,287,700	668,050
		7,794,688
TOTAL HEALTH CARE		10,507,257
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.0%
Boeing Co.	2,527,200	$ 140,790
General Dynamics Corp.	2,091,800	131,240
Honeywell International, Inc.	7,176,937	292,819
United Technologies Corp.	3,131,600	229,546
		794,395
Airlines - 0.1%
AMR Corp.	1,378,100	48,399
Southwest Airlines Co.	300,000	5,325
		53,724
Building Products - 0.1%
Masco Corp.	4,565,200	110,204
Commercial Services & Supplies - 1.2%
Automatic Data Processing, Inc.	1,900,000	103,322
Cendant Corp. (a)	8,500,000	124,015
ChoicePoint, Inc. (a)	937,500	31,688
Concord EFS, Inc. (a)	1,500,000	60,656
First Data Corp.	4,674,000	279,085
Manpower, Inc.	2,905,900	83,690
Pitney Bowes, Inc.	4,708,400	163,617
Republic Services, Inc. (a)	3,500,000	65,625
Sabre Holdings Corp. Class A (a)	995,886	45,980
		957,678
Electrical Equipment - 0.5%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Emerson Electric Co.	4,732,400	293,409
Rockwell International Corp.	300,000	10,905
Thermo Electron Corp. (a)	2,871,500	64,551
		368,865
Industrial Conglomerates - 7.5%
General Electric Co.	93,263,400	3,904,003
Minnesota Mining & Manufacturing Co.	2,315,320	240,562
Textron, Inc.	2,211,400	125,696
Tyco International Ltd.	41,200,000	1,781,076
		6,051,337
Machinery - 0.6%
Caterpillar, Inc.	1,050,000	46,599
Danaher Corp.	2,556,349	139,474
Deere & Co.	1,010,000	36,703
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Illinois Tool Works, Inc.	3,960,000	$ 225,086
Ingersoll-Rand Co.	1,768,850	70,241
Trivest 1992 Special Fund Ltd.	26,600,000	1,583
		519,686
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp.	500,000	15,190
CNF, Inc.	592,000	17,103
Swift Transportation Co., Inc. (a)(c)	3,319,875	61,418
Union Pacific Corp.	500,000	28,125
		121,836
TOTAL INDUSTRIALS		8,977,725
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 2.5%
Brocade Communications Systems, Inc. (a)	1,007,600	21,049
CIENA Corp. (a)	3,355,700	140,100
Cisco Systems, Inc. (a)	36,445,779	576,299
Comverse Technology, Inc. (a)	5,880,100	346,279
Corning, Inc.	4,600,000	95,174
Juniper Networks, Inc. (a)	853,300	32,391
Lucent Technologies, Inc.	1,400,000	13,958
McDATA Corp. Class A (a)	656,706	12,395
Motorola, Inc.	11,700,000	166,842
Nokia AB sponsored ADR	6,991,200	167,789
Nortel Networks Corp.	8,449,444	118,715
QUALCOMM, Inc. (a)	4,745,700	268,725
Redback Networks, Inc. (a)	3,010,900	39,383
Telefonaktiebolaget LM Ericsson AB sponsored ADR	4,100,000	22,934
Tycom Ltd.	1,280,100	16,833
		2,038,866
Computers & Peripherals - 2.8%
Ampex Corp. Class A (a)	27,200	8
Compaq Computer Corp.	3,400,000	61,880
Dell Computer Corp. (a)	8,394,500	215,634
EMC Corp. (a)	9,341,928	274,653
Hewlett-Packard Co.	4,546,300	142,163
International Business Machines Corp.	11,206,800	1,077,870
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Lexmark International, Inc. Class A (a)	900,000	$ 40,968
Sun Microsystems, Inc. (a)	29,100,200	447,270
		2,260,446
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. (a)	1,456,926	44,771
Sanmina Corp. (a)	460,000	8,999
Tech Data Corp. (a)	788,800	23,270
Waters Corp. (a)	2,016,200	93,652
		170,692
Internet Software & Services - 0.1%
Art Technology Group, Inc. (a)	100,000	1,200
Exodus Communications, Inc. (a)	2,600,000	27,950
Openwave Systems, Inc.	3,329,598	66,059
VeriSign, Inc. (a)	300,000	10,631
		105,840
IT Consulting & Services - 0.4%
Ceridian Corp. (a)	2,601,400	48,126
Computer Sciences Corp. (a)	653,200	21,131
Electronic Data Systems Corp.	4,000,000	223,440
		292,697
Semiconductor Equipment & Products - 2.5%
Altera Corp. (a)	400,000	8,575
Analog Devices, Inc. (a)	2,307,732	83,632
Broadcom Corp. Class A (a)	2,100,000	60,690
Flextronics International Ltd. (a)	6,725,000	100,875
Intel Corp.	33,395,200	878,711
KLA-Tencor Corp. (a)	200,000	7,875
Linear Technology Corp.	3,353,200	137,691
Maxim Integrated Products, Inc. (a)	2,678,400	111,395
Micron Technology, Inc. (a)	5,434,000	225,674
Novellus Systems, Inc. (a)	500,000	20,281
PMC-Sierra, Inc. (a)	800,000	19,792
Texas Instruments, Inc.	10,097,700	312,827
		1,968,018
Software - 3.1%
BEA Systems, Inc. (a)	2,200,000	64,625
Computer Associates International, Inc.	2,634,000	71,645
Inktomi Corp. (a)	2,471,400	16,435
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Intuit, Inc. (a)	800,000	$ 22,200
Microsoft Corp. (a)	28,022,300	1,532,470
Oracle Corp. (a)	26,095,000	390,903
PeopleSoft, Inc. (a)	1,300,000	30,469
Siebel Systems, Inc. (a)	7,770,000	211,344
VERITAS Software Corp. (a)	2,975,000	137,564
		2,477,655
TOTAL INFORMATION TECHNOLOGY		9,314,214
MATERIALS - 1.7%
Chemicals - 0.4%
Dow Chemical Co.	400,000	12,628
E.I. du Pont de Nemours and Co.	7,410,575	301,610
Praxair, Inc.	300,000	13,395
		327,633
Construction Materials - 0.1%
Lafarge Corp. (c)	3,702,425	112,332
Metals & Mining - 0.5%
Alcoa, Inc.	7,680,000	276,096
Nucor Corp.	2,492,400	99,870
		375,966
Paper & Forest Products - 0.7%
Georgia-Pacific Group	8,893,500	261,469
International Paper Co.	8,377,000	302,242
Weyerhaeuser Co.	300,000	15,237
		578,948
TOTAL MATERIALS		1,394,879
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 4.2%
360networks, Inc. (sub. vtg.)	2,407,100	8,751
AT&T Corp.	28,189,984	600,447
BellSouth Corp.	13,887,800	568,289
Equant NV (NY Shares) (a)	1,000,000	24,100
Global Crossing Ltd. (a)	4,100,000	55,309
Level 3 Communications, Inc. (a)	800,000	13,900
Metromedia Fiber Network, Inc. Class A (a)	3,300,000	18,084
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc. (a)	4,977,400	$ 174,458
SBC Communications, Inc.	19,947,214	890,244
Sprint Corp. - FON Group	4,164,400	91,575
Telefonos de Mexico SA de CV Series L sponsored ADR	300,000	9,462
Verizon Communications	17,333,004	854,517
WorldCom, Inc. (a)	4,845,024	90,541
		3,399,677
Wireless Telecommunication Services - 1.0%
Aether Systems, Inc. (a)	485,600	6,313
America Movil SA de CV sponsored ADR (a)	300,000	4,395
AT&T Corp. - Wireless Group	11,445,000	219,515
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	1,400,000	30,814
Nextel Communications, Inc. Class A (a)	6,700,000	96,313
Sprint Corp. - PCS Group Series 1 (a)	5,100,000	96,900
Vodafone Group PLC	34,461,206	93,562
Vodafone Group PLC sponsored ADR	7,464,500	202,661
VoiceStream Wireless Corp.	527,419	48,720
		799,193
TOTAL TELECOMMUNICATION SERVICES		4,198,870
UTILITIES - 0.8%
Electric Utilities - 0.0%
Montana Power Co.	200,000	2,820
Gas Utilities - 0.4%
El Paso Corp.	4,162,320	271,799
Multi-Utilities - 0.4%
Enron Corp.	5,508,700	320,055
TOTAL UTILITIES		594,674
TOTAL COMMON STOCKS (Cost $54,514,586)		76,290,199
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Ampex Corp. 8% non-cumulative (Cost $1,714)	1,099	$ 1,714
U.S. Treasury Obligations - 0.4%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 4.77% to 4.8% 5/3/01 to 5/17/01 (Cost $269,725)	-	$ 271,000	269,891
Cash Equivalents - 5.1%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 5.25%, dated 3/30/01 due 4/2/01	$ 3,001	3,000
	Shares
Fidelity Cash Central Fund, 5.22% (b)	4,101,701,421	4,101,701
TOTAL CASH EQUIVALENTS (Cost $4,104,701)		4,104,701
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $58,890,726)		80,666,505
NET OTHER ASSETS - (0.6)%		(476,244)
NET ASSETS - 100%		$ 80,190,261
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
Income Tax Information

At March 31, 2001, the aggregate cost of investment securities for income tax purposes was $59,075,794,000. Net unrealized appreciation aggregated $21,590,711,000, of which $27,678,449,000 related to appreciated investment securities and $6,087,738,000 related to depreciated investment securities.

The fund hereby designates approximately $3,021,239,000 as a dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	March 31, 2001
Assets
Investment in securities, at value (including securities loaned of $99,783 and repurchase agreements of $3,000) (cost $58,890,726) - See accompanying schedule		$ 80,666,505
Receivable for investments sold		284,084
Receivable for fund shares sold		94,457
Dividends receivable		70,756
Interest receivable		35,944
Other receivables		295
Total assets		81,152,041
Liabilities
Payable for investments purchased	$ 692,970
Payable for fund shares redeemed	95,425
Accrued management fee	48,387
Other payables and accrued expenses	12,056
Collateral on securities loaned, at value	112,942
Total liabilities		961,780
Net Assets		$ 80,190,261
Net Assets consist of:
Paid in capital		$ 57,803,490
Undistributed net investment income		139,968
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		471,297
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		21,775,506
Net Assets, for 767,360 shares outstanding		$ 80,190,261
Net Asset Value and redemption price per share ($80,190,261 ÷ 767,360 shares)		$104.50
Maximum offering price per share (100/97.00 of $104.50)		$107.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended March 31, 2001
Investment Income Dividends (including $5,088 received from affiliated issuers)		$ 850,917
Interest		303,823
Security lending		3,602
Total income		1,158,342
Expenses
Management fee Basic fee	$ 571,113
Performance adjustment	139,203
Transfer agent fees	168,103
Accounting and security lending fees	2,412
Non-interested trustees' compensation	319
Custodian fees and expenses	1,922
Registration fees	1,629
Audit	407
Legal	637
Interest	21
Reports to shareholders	1,063
Miscellaneous	236
Total expenses before reductions	887,065
Expense reductions	(14,527)	872,538
Net investment income		285,804
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain of $1,720 on sales of investments in affiliated issuers)	2,623,630
Foreign currency transactions	(1,331)
Futures contracts	(475,303)	2,146,996
Change in net unrealized appreciation (depreciation) on:
Investment securities	(28,518,144)
Assets and liabilities in foreign currencies	(39)	(28,518,183)
Net gain (loss)		(26,371,187)
Net increase (decrease) in net assets resulting from operations		$ (26,085,383)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended March 31, 2001	Year ended March 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 285,804	$ 448,529
Net realized gain (loss)	2,146,996	5,625,049
Change in net unrealized appreciation (depreciation)	(28,518,183)	13,131,636
Net increase (decrease) in net assets resulting from operations	(26,085,383)	19,205,214
Distributions to shareholders From net investment income	(207,320)	(538,548)
From net realized gain	(3,590,364)	(8,240,210)
Total distributions	(3,797,684)	(8,778,758)
Share transactions Net proceeds from sales of shares	14,100,897	19,790,882
Reinvestment of distributions	3,720,411	8,608,613
Cost of shares redeemed	(16,842,928)	(20,445,861)
Net increase (decrease) in net assets resulting from share transactions	978,380	7,953,634
Total increase (decrease) in net assets	(28,904,687)	18,380,090
Net Assets
Beginning of period	109,094,948	90,714,858
End of period (including undistributed net investment income of $139,968 and $70,989, respectively)	$ 80,190,261	$ 109,094,948
Other Information Shares
Sold	110,507	151,936
Issued in reinvestment of distributions	28,852	67,297
Redeemed	(133,532)	(156,828)
Net increase (decrease)	5,827	62,405

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended March 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 143.26	$ 129.75	$ 108.82	$ 80.20	$ 87.52
Income from Investment Operations
Net investment income C	.37	.59	.73	.73	1.38
Net realized and unrealized gain (loss)	(34.17)	25.04	26.02	34.35	5.25
Total from investment operations	(33.80)	25.63	26.75	35.08	6.63
Less Distributions
From net investment income	(.27)	(.73)	(.67)	(1.25)	(1.10)
From net realized gain	(4.69)	(11.39)	(5.15)	(5.21)	(12.85)
Total distributions	(4.96)	(12.12)	(5.82)	(6.46)	(13.95)
Net asset value, end of period	$ 104.50	$ 143.26	$ 129.75	$ 108.82	$ 80.20
Total Return A, B	(24.22)%	21.11%	25.63%	45.41%	9.11%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 80,190	$ 109,095	$ 90,715	$ 71,968	$ 51,243
Ratio of expenses to average net assets	.89%	.75%	.62%	.62%	.66%
Ratio of expenses to average net assets after expense reductions	.88% D	.74% D	.60% D	.61% D	.64% D
Ratio of net investment income to average net assets	.29%	.46%	.66%	.77%	1.75%
Portfolio turnover rate	24%	28%	37%	34%	67%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended March 31, 2001

1. Significant Accounting Policies.

Fidelity Magellan Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. Effective the close of business on September 30, 1997, the fund was closed to new accounts. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, partnerships and losses deferred due to wash sales transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,306,053,000 and $27,429,422,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $7,504,336,000 and $7,029,033,000, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .72% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Sales Load. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $5,992,000 on sales of shares of the fund all of which was retained.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,722,000 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period the fund had no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $30,170,000. The weighted average interest rate was 6.33%.

8. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,065,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $17,000, and $9,445,000, respectively, under these arrangements.

Annual Report

Notes to Financial Statements - continued

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Anadarko Petroleum Corp.	$ -	$ -	$ -	$ -
Extended Stay America, Inc.	-	-	-	87,894
Host Marriott Corp.	-	4,956	-	-
Lafarge Corp.	2,586	20,265	2,460	112,332
Leggett & Platt, Inc.	-	32,310	2,628	-
Lycos, Inc.	8,631	27,604	-	-
Polo Ralph Lauren Corp. Class A	-	-	-	64,177
Swift Transportation Co., Inc.	-	-	-	61,418
TOTALS	$ 11,217	$ 85,135	$ 5,088	$ 325,821

Annual Report

Report of Independent Accountants

To the Trustees and the Shareholders of Fidelity Magellan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at March 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
May 4, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Magellan Fund voted to pay on May 7, 2001, to shareholders of record at the opening of business on May 4, 2001, a distribution of $.80 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.14 per share from net investment income.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund designates 26% and 100% of the dividends distributed in May and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
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California

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Annual Report

Michigan

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Minnesota

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New York

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North Carolina

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Utah

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Virginia

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Washington, DC

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Wisconsin

595 North Barker Road
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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Robert E. Stansky, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

State Street Bank and Trust Company Quincy, MA

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